Pensions	12 Months Ended
Jun. 30, 2024
Pensions

27. Pensions

The Company’s principal pension plan comprises the compulsory superannuation scheme in Australia, where the Company contributed 11% during the year, and for FY25, the Company is required to contribute 11.5%. A pension scheme is also in place for U.K. employees, where the Company contributes 7% (year ended June 30, 2024: 7%; year ended June 30, 2023: 7%). A pension scheme is also in place for Netherlands employees where the Company is required to contribute 10.3%. The pension charge for the year represents contributions payable by the Group which amounted to $0.1 million (year ended June 30, 2023: $0.4 million; year ended June 30, 2022: $0.9 million).

	As at June 30
(US dollars in thousands)	2024	2023	2022
PLC	-	-	12
VISL	11	20	33
KSH	95	294	293
KSO	1	33	552
PTY	19	21	43
Total Pension recognized in P&L	126	369	933